[NORWOOD FINANCIAL LETTERHEAD]

 FOR IMMEDIATE RELEASE
 ---------------------

                        NORWOOD FINANCIAL CORP ANNOUNCES
                        --------------------------------
                                EARNINGS INCREASE
                                -----------------

July 17, 2003 - Honesdale, PA

         William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced earnings for the six months ended June 30, 2003 of $2,232,000, which represents a $162,000, or 7.8%, increase over the $2,070,000 earned in the similar period of 2002. Earnings per share, on a fully diluted basis were $.85 per share in 2003 compared to $.80 per share in 2002. The return on assets for the period was 1.21%, with a return on equity of 11.02%. For the three months ended June 30, 2003, net income totaled $1,122,000, an increase of $81,000, or 7.8%, over the similar period in 2002. Earnings per share on a fully diluted basis for the current quarter were $.42 per share, increasing from $.40 per share for the three months ended June 30, 2002. The prior period per share amounts have been adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend paid on June 16, 2003.

         Total assets increased $25.6 million from June 30, 2002, and as of June 30, 2003 were $382.6 million, while stockholders' equity increased $4.1 million to $41.7 million.

         Loans receivable totaled $225.2 million as of June 30, 2003, an increase of $13.2 million from June 30, 2002. The increase was principally due to commercial and residential real estate loan growth. The Company's asset quality ratios remain strong. Non-performing loans were down from the prior year and represented .18% of total loans at June 30, 2003, compared to .32% as of June 30, 2002. The allowance for loan losses at June 30, 2003 was $3,294,000, and represented 1.46% of total loans. Net charge-offs for the six months of 2003 were $183,000 declining from $286,000 during the same period in 2002. Deposits grew $24.8 million, or 8.8%, from June 30, 2002 to $307.2 million as of June 30, 2003.

         Net interest income for the six months ended June 30, 2003, on a fully taxable equivalent basis, was $6,842,000, declining from $7,218,000 for the same period in the prior year. The decrease in net interest income was principally due to the decline in the yield on earning assets in the current low interest rate environment. Other income for the current year was $1,810,000, an increase of $181,000 over $1,629,000 through June 30, 2002. The six months ended June 30, 2003 included $386,000 in securities gains principally on the sales of equity holdings in other banks and on corporate bonds, compared to $344,000 in similar gains during the same period in 2002. Operating expenses declined $483,000, to $4,941,000 for the current year, principally due to a lower level of losses on auto lease residuals.

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates ten offices and eleven automated teller machines in Wayne, Pike and Monroe Counties. The company's stock is traded on the Nasdaq National Market under the symbol NWFL.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                                               June 30
                                                                       ----------------------
                                                                          2003         2002
                                                                       ---------    ---------
ASSETS
   Cash and due from banks                                             $  12,196    $   9,390
   Interest bearing deposits with banks                                       62          213
   Federal funds sold                                                      7,050       13,135
                                                                       ---------    ---------
          Cash and cash equivalents                                       19,308       22,738

  Securities available for sale                                          120,282      103,531
  Securities held to maturity,  fair value 2003:$6,516 2002; $6,726        6,173        6,200
  Loans receivable (net of unearned Income)                              225,222      211,946
   Less: Allowance for loan losses                                         3,294        3,260
                                                                       ---------    ---------
     Net loans receivable                                                221,928      208,686
  Investment in FHLB Stock                                                 1,865        1,150
  Bank premises and equipment,net                                          5,740        6,122
  Foreclosed real estate                                                      11          287
  Accrued interest receivable                                              1,644        1,821
  Other assets                                                             5,650        6,420
                                                                       ---------    ---------
          TOTAL ASSETS                                                 $ 382,601    $ 356,955
                                                                       =========    =========

LIABILITIES
   Deposits:
     Non-interest bearing demand                                       $  40,699    $  33,732
     Interest-bearing                                                    266,493      248,673
                                                                       ---------    ---------
          Total deposits                                                 307,192      282,405
  Short-term borrowings                                                    7,589       10,008
  Long-term debt                                                          23,000       23,000
  Accrued interest payable                                                 1,362        1,596
  Other liabilities                                                        1,725        2,312
                                                                       ---------    ---------
            TOTAL LIABILITIES                                            340,868      319,321

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
           issued: 2003: 2,705,715 shares,  2002: 1,803,8824 shares          270          180
  Surplus                                                                  4,776        4,751
  Retained earnings                                                       35,485       32,589
  Treasury stock, at cost: 2003: 42,750 shares, 2002: 50,376 shares         (593)      (1,023)
  Unearned ESOP Shares                                                      (650)        (900)
  Accumulated other comprehensive income                                   2,445        2,037
                                                                       ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                                     41,733       37,634
                                                                       ---------    ---------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                                  $ 382,601    $ 356,955
                                                                       =========    =========

NORWOOD FINANCIAL CORP.
Consolidated Statement of Income (unaudited)
(dollars in thousands, except per share data)

                                                          Three Months Ended  Six Months ended
                                                                June 30            June 30
                                                          ------------------  -----------------
                                                             2003      2002      2003      2002
                                                          -------   -------   -------   -------
INTEREST INCOME
    Loans receivable, including fees                      $ 3,627   $ 3,913   $ 7,263   $ 7,953
    Securities                                              1,157     1,432     2,413     2,835
    Other                                                      32        78        65       117
                                                          -------   -------   -------   -------
         Total Interest income                              4,816     5,423     9,741    10,905

INTEREST EXPENSE
    Deposits                                                1,222     1,559     2,527     3,230
    Short-term borrowings                                      25        49        50        81
    Long-term debt                                            321       321       638       650
                                                          -------   -------   -------   -------
        Total Interest expense                              1,568     1,929     3,215     3,961
                                                          -------   -------   -------   -------
NET INTEREST INCOME                                         3,248     3,494     6,526     6,944
PROVISION FOR LOAN LOSSES                                     165       150       330       330
                                                          -------   -------   -------   -------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                        3,083     3,344     6,196     6,614

OTHER INCOME
    Service charges and fees                                  460       430       902       849
    Income from fiduciary activities                           54        44       104       107
    Net realized gains on sales of securities                 243       333       386       344
    Other                                                     165       124       418       329
                                                          -------   -------   -------   -------
           Total other income                                 922       931     1,810     1,629

OTHER EXPENSES
    Salaries and  employee benefits                         1,219     1,210     2,449     2,456
    Occupancy, furniture and equipment, net                   359       328       715       638
    Data processing related                                   134       131       278       263
    Losses on lease residuals                                  25       430        25       610
    Taxes, other than income                                   88        78       170       156
    Professional Fees                                          79        43       128       102
    Other                                                     571       636     1,176     1,199
                                                          -------   -------   -------   -------
             Total other expenses                           2,475     2,856     4,941     5,424

INCOME BEFORE TAX                                           1,530     1,419     3,065     2,819
INCOME TAX EXPENSE                                            408       378       833       749
                                                          -------   -------   -------   -------
NET INCOME                                                $ 1,122   $ 1,041   $ 2,232   $ 2,070
                                                          =======   =======   =======   =======

Basic earnings per share*                                 $  0.43   $  0.41   $  0.86   $  0.81
                                                          =======   =======   =======   =======

Diluted earnings per share*                               $  0.42   $  0.40   $  0.85   $  0.80
                                                          =======   =======   =======   =======

* Reflects three-for-two stock split paid June 16, 2003, in the form of a 50% stock dividend.



NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended June 30                                      2003             2002
--------------------------                                  --------------  ---------------
Net interest income                                         $       3,248      $     3,494
Net income                                                          1,122            1,041

Net interest spread (fully taxable equivalent)                      3.44%            3.87%
Net interest margin (fully taxable equivalent)                      3.81%            4.32%
Return on average assets                                            1.19%            1.17%
Return on average equity                                           10.92%           11.43%
Basic earnings per share *                                  $        0.43      $      0.41
Diluted earnings per share *                                         0.42             0.40

Six Months Ended June 30
------------------------
Net interest income                                                 6,526            6,944
Net income                                                          2,232            2,070

Net interest spread (fully taxable equivalent)                       3.49%            3.89%
Net interest margin (fully taxable equivalent)                       3.87%            4.39%
Return on average assets                                             1.21%            1.19%
Return on average equity                                            11.02%           11.54%
Basic  earnings per share *                                 $        0.86      $      0.81
Diluted earnings per share *                                $        0.85      $      0.80

As of June 30
-------------
Total Assets                                                $     382,601      $   356,955
Total Loans receivable                                            225,222          211,946
Allowance for loan losses                                           3,294            3,260
Total deposits                                                    307,192          282,405
Shareholders' equity                                               41,733           37,634
Trust Assets under management                                      65,924           59,623

Book value per share *                                      $       15.69      $     14.31
Equity to total assets                                              10.91%           10.54%
Allowance to total loans receivable                                  1.46%            1.54%
Nonperforming loans to total loans                                   0.18%            0.32%

* Reflects three-for-two stock split paid June 16,2003, in the form of a 50% stock dividend.

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                               June 30      March 31     December 31 September 30      June 30
                                                2003          2003          2002         2002            2002
                                              --------       -------      --------      --------      --------
ASSETS
   Cash and due from banks                    $ 12,196      $ 11,069      $  9,579      $ 13,393      $  9,390
   Interest bearing deposits with banks             62           144           230           712           213
   Federal funds sold                            7,050        10,680         6,435        23,565        13,135
                                              --------      --------      --------      --------      --------
        Cash and cash equivalents               19,308        21,893        16,244        37,670        22,738

  Securities available for sale                120,282       110,480       114,843       107,486       103,531
  Securities held to maturity                    6,173         6,206         6,204         6,202         6,200
  Loans receivable (net of unearned Income)    225,222       220,426       217,970       213,598       211,946
   Less: Allowance for loan losses               3,294         3,212         3,146         3,143         3,260
                                              --------      --------      --------      --------      --------
     Net loans receivable                      221,928       217,214       214,824       210,455       208,686
  Investment in FHLB stock                       1,865         1,832         1,637         1,150         1,150
  Bank premises and equipment, net               5,740         5,861         5,986         6,134         6,122
  Foreclosed real estate                            11            11            21           513           287
  Other assets                                   7,294         7,131         7,709         8,005         8,241
                                              --------      --------      --------      --------      --------
          TOTAL ASSETS                        $382,601      $370,628      $367,468      $377,615      $356,955
                                              ========      ========      ========      ========      ========

LIABILITIES
   Deposits:
     Non-interest bearing demand              $ 40,699      $ 34,419      $ 33,453      $ 39,025      $ 33,732
     Interest-bearing deposits                 266,493       261,495       258,399       257,167       248,673
                                              --------      --------      --------      --------      --------
          Total deposits                       307,192       295,914       291,852       296,192       282,405
   Other borrowings                             30,589        30,951        32,016        38,169        33,008
   Other liabilities                             3,087         3,200         3,475         3,978         3,908
                                              --------      --------      --------      --------      --------
            TOTAL LIABILITIES                  340,868       330,065       327,343       338,339       319,321

STOCKHOLDERS' EQUITY                            41,733        40,563        40,125        39,276        37,634
                                              --------      --------      --------      --------      --------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY         $382,601      $370,628      $367,468      $377,615      $356,955
                                              ========      ========      ========      ========      ========

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                 June 30      March 31     December 31   September 30    June 30
Three months ended                                 2003         2003          2002          2002          2002
                                                  ------       ------        ------        ------       --------
INTEREST INCOME
    Loans receivable, including fees              $3,627        $3,636        $3,823       $ 3,875        $3,913
    Securities                                     1,157         1,256         1,379         1,436         1,432
    Other                                             32            33            70            76            78
                                                  ------        ------        ------       -------        ------
         Total Interest income                     4,816         4,925         5,272         5,387         5,423

INTEREST EXPENSE
    Deposits                                       1,222         1,305         1,423         1,486         1,559
    Borrowings                                       346           342           370           373           370
                                                  ------        ------        ------       -------        ------
        Total Interest expense                     1,568         1,647         1,793         1,859         1,929
NET INTEREST INCOME                                3,248         3,278         3,479         3,528         3,494
PROVISION FOR LOAN LOSSES                            165           165           150           150           150
                                                  ------        ------        ------       -------        ------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                               3,083         3,113         3,329         3,378         3,344

OTHER INCOME
    Service charges and fees                         460           442           475           464           430
    Income from fiduciary activities                  54            50            59            70            44
    Net realized gains on sales of securities        243           143             0            83           333
      Other                                          165           253            86           138           124
                                                  ------        ------        ------       -------        ------
           Total other income                        922           888           620           755           931

OTHER EXPENSES
    Salaries and  employee benefits                1,219         1,230         1,172         1,219         1,210
    Occupancy, furniture and equipment, net          359           356           325           313           328
    Losses on lease residuals                         25             0            80           180           430
    Other                                            872           880           808           828           888
                                                  ------        ------        ------       -------        ------
             Total other expenses                  2,475         2,466         2,385         2,540         2,856

INCOME BEFORE TAX                                  1,530         1,535         1,564         1,593         1,419
INCOME TAX EXPENSE                                   408           425           435           439           378
                                                  ------        ------        ------       -------        ------
NET INCOME                                        $1,122        $1,110        $1,129       $ 1,154        $1,041
                                                  ======        ======        ======       =======        ======

Basic  earnings per share *                       $ 0.43        $ 0.43        $ 0.44       $  0.45        $ 0.41
                                                  ======        ======        ======       =======        ======

Diluted earnings per share *                      $ 0.42        $ 0.42        $ 0.43       $  0.44        $ 0.40
                                                  ======        ======        ======       =======        ======

Book Value per share *                            $15.69        $15.26        $15.09       $ 14.77        $14.31

Return on average equity                           10.92%        11.12%        11.35%        11.98%        11.43%
Return on average assets                            1.19%         1.23%         1.21%         1.26%         1.17%

Net interest spread                                 3.44%         3.55%         3.68%         3.83%         3.87%
Net interest margin                                 3.81%         3.94%         4.08%         4.27%         4.32%

Allowance for loan losses to total loans            1.46%         1.46%         1.44%         1.47%         1.54%
Net charge-offs to average loans (annualized)       0.15%         0.18%         0.27%         0.50%         0.31%
Nonperforming loans to total loans                  0.18%         0.08%         0.10%         0.13%         0.32%
Nonperforming assets to toal assets                 0.11%         0.05%         0.07%         0.21%         0.27%


* Adjusted for a three-for-two stock split payable in the form of a 50% stock dividend, paid June 16, 2003.